Fees Summary	Aug. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,238,300.00
Previously Paid Amount	0.00
Total Fee Amount	342.68
Total Offset Amount	0.00
Net Fee	$ 342.68